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                                                                   Exhibit 10.01

                           CARDINAL DISTRIBUTION, INC
                              STOCK INCENTIVE PLAN

SECTION 1. PURPOSES OF PLAN.

      The purposes of the Stock Incentive Plan (the "Plan") of Cardinal Distribution, Inc. (the "Company") are to advance the interests of the Company and its shareholders by providing a means of attracting and retaining key employees for the Company and its subsidiaries, providing key employees with a proprietary interest in the Company, and stimulating the interest of key employees in the development and financial success of the Company.

SECTION 2. ADMINISTRATION OF PLAN.

      The Plan shall be administered by the Company's Compensation Committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Company's Board of Directors (the "Board"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934. The Committee may adopt any rules it considers appropriate for the conduct of its business or the administration of the Plan, make interpretations of the Plan which it deems consistent with the Plan's provisions, take any other actions it considers appropriate in connection with the Plan, and shall have such additional authority as the Board may determine to be desirable from time to time.

      No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award under the Plan. The members of the Committee and other members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the Board or Committee member shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof at its expense. The provisions of this paragraph with respect to the liability and indemnification of members of the Board and the Committee are in addition to, and not in limitation of, the provisions with respect to the liability and indemnification of members of the Board and the Committee (a) contained in the Articles of Incorporation or Code of Regulations of the Company, (b) contained in any indemnification agreements between Directors and the Company, or (c) provided by law.

SECTION 3. SHARES SUBJECT TO PLAN.

      The maximum aggregate number of Common Shares, without par value, of the Company (the "Shares") with respect to which awards may be made under the Plan shall be 300,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If any Shares awarded under the Plan are forfeited or an option for Shares granted under the Plan expires or terminates such forfeited Shares and the Shares subject to such expired or terminated

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option shall again be available to be awarded under the Plan. The aggregate number of Shares shall be subject to adjustment under Section 6.

SECTION 4. PARTICIPANTS IN PLAN.

      The persons eligible to receive awards under the Plan ("Eligible Persons") shall include officers and other key employees of the Company or its subsidiary corporations and in the case of Nonqualified Options and Restricted Shares, directors of subsidiaries of the Company who, in the opinion of the Committee, have responsibilities affecting the management, development, or financial success of the Company or one or more of its subsidiary corporations.

SECTION 5. AWARDS.

      (a) GENERAL TERMS AND CONDITIONS OF AWARDS. The Committee shall have the authority to make awards of the following: (i) options for Shares intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986 (the "Code"), as provided in Section 5(b) ("Incentive Options")
(ii) options for Shares not intended to qualify as incentive stock options under
Section 422A of the Code as provided in Section 5(c) ("Nonqualified Options") (Incentive Options and Nonqualified Options collectively, "Options"), and (iii) contingent awards of Shares as provided in Section 5(d) ("Restricted Shares"). The Committee shall designate from time to time, in its discretion, the Eligible Persons to whom awards shall be granted (such persons, "Grantees") under the Plan, the number of Shares which shall be subject of each award under the Plan and the terms and conditions under which an award is made under the Plan. All actions of the Committee under this section shall be conclusive, and no Eligible Person shall have a right to any award unless, and except to the extent, so designated by the Committee.

      (b) INCENTIVE OPTIONS. Only officers and other key employees of the Company or its subsidiary corporations shall be eligible for awards of Incentive Options. The aggregate fair market value (determined at the time of the grant of the Option) of the Shares with respect to which Incentive Options are exercisable for the first time by any Eligible Person during any calendar year (under all incentive stock option plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. All Incentive Options granted under the Plan shall be granted within 10 years from the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Committee may, as a condition of granting any Option, require that a Grantee agree to surrender for cancellation one or more Options previously granted to such Grantee. Each Incentive Option granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by a written Incentive Option Agreement, in form approved by the Committee, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Grantee. The date on which the Committee approves the granting of the Incentive Option shall be deemed the date on which the Incentive Option is granted. The Incentive Option Agreement shall be consistent with the Plan, and shall include, without limitation, the following provisions:

            (i) TERM. An Incentive Option, by its terms, shall not be exercisable after the expiration of 10 years from the date an Incentive Option is granted. If the Grantee, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporation, the Option shall not be exercisable after the expiration of five years from the date the Option is granted.

            (ii) PURCHASE PRICE. The option price of Shares subject to an Incentive Option shall be not less than the fair market value of the Shares at the time the Incentive Option is granted. If

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      the Grantee, at the time the Incentive Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or its parent or a subsidiary corporation, the option price shall be at least 110% of the fair market value of the Shares subject to the Incentive Option. For purposes of this
      Section 5(b)(ii), the fair market value of the Shares subject to the Incentive Option shall be the last sale price of the Shares as reported on the National Association of Securities Dealers Automated Quotation System, National Market Issues, or, if the Shares are listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, on the date the Incentive Option is awarded.

            (iii) TRANSFERABILITY. The Incentive Option, by its terms, shall not be transferable by the Grantee other than by will or the laws of descent and distribution. During the lifetime of the Grantee, the Incentive Option, by its terms, shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his own account. Upon the death of the Grantee, the Incentive Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

            (iv) METHOD OF EXERCISE. To the extent that the right to exercise the Incentive Option has accrued under the restrictions, if any, in the Incentive Option Agreement, the Incentive Option shall be exercisable from time to time by written notice to the Company stating the number of Shares with respect to which the Incentive Option is being exercised and the time during normal business hours for delivery of those Shares, which shall be more than 15 and less than 30 days after exercise of the Incentive Option. At the specified time, the Company shall deliver a certificate for such Shares to the Grantee, at the principal office of the Company, upon receipt of payment of the full purchase price for such Shares: (a) by certified or bank cashier's check, or (b) in the discretion of the Committee, by delivery of Shares with a fair market value equal to the total option price at the time of exercise, or (c) in the discretion of the Committee, by a combination of the preceding two methods.

            (v) TERMINATION OF EMPLOYMENT. Except as otherwise provided in
      Section 9, if the Grantee ceases to be an employee of Company or any of its subsidiary corporations by reason of his death, disability, retirement, resignation, replacement or any other reason, then the Incentive Option or any unexercised portion of the Incentive Option which otherwise is exercisable shall terminate unless it is exercised within three months after the date the Grantee ceases to be such an employee (but in no event after expiration of the original term of the Option); provided that if the Grantee ceases to be such an employee by reason of the Grantee's death, the three-month period shall instead be a one-year period.

            (vi) RESTRICTIONS. At the time the Incentive Option is granted, the Committee may determine that the Shares subject to the Incentive Option shall, upon issuance, be restricted as to transferability or be subject to repurchase by the Company upon occurrence of certain events determined by the Committee, in its discretion, and specified in the Incentive Option Agreement.

            (vii) DESIGNATION AS INCENTIVE STOCK OPTION. A provision identifying the Incentive Option as a stock option intended to qualify as an incentive stock option under 422A of the Code.

      (c) NONQUALIFIED OPTIONS. Each Nonqualified Option granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by a written Nonqualified Option Agreement, in form approved by the Committee, which shall be dated as of the date on which the Nonqualified Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Grantee.

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The date on which the Committee approves the granting of a Nonqualified Option shall be deemed the date on which the Nonqualified Option is granted. The Committee may, as a condition of granting any Option, require that a Grantee agree to surrender for cancellation one or more Options previously granted to such Grantee. The Nonqualified Option Agreement shall be consistent with the Plan, and shall include, without limitation, the following provisions:

            (i) TERM. The Nonqualified Option shall not be exercisable after the expiration of 11 years from the date the Nonqualified Option is granted.

            (ii) PURCHASE PRICE. The option price shall be any price so determined by the Committee.

            (iii) TRANSFERABILITY. The Nonqualified Option shall not be transferable by the Grantee other than by will or the laws of descent and distribution. During the lifetime of the Grantee, the Nonqualified Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his own account. Upon the death of the Grantee, the Nonqualified Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

            (iv) METHOD OF EXERCISE. To the extent that the right to exercise the Nonqualified Option has accrued under the restrictions, if any, in the Nonqualified Option Agreement, the Nonqualified Option shall be exercisable from time to time by written notice to the Company stating the number of Shares with respect to which the Nonqualified Option is being exercised and the time during normal business hours for delivery of those Shares, which shall be more than 15 and less than 30 days after exercise of the Nonqualified Option. At the specified time, the Company shall deliver a certificate for such Shares to the Grantee, at the principal office of the Company, upon receipt of payment of the full purchase price for such Shares: (a) by certified or bank cashier's check, or (b) in the discretion of the Committee, by delivery of Shares with a fair market value equal to the total option price at the time of exercise, or (c) in the discretion of the Committee, by a combination of the preceding two methods.

            (v) TERMINATION OF RELATIONSHIP. Except as provided in Section 9, if the Grantee ceases to be an officer or employee of the Company or any of its subsidiary corporations or a director of a subsidiary corporation of the Company by reason of his death, disability, retirement, resignation, replacement, or any other reason, then the Nonqualified Option or any unexercised portion of the Nonqualified Option which otherwise is exercisable shall terminate unless it is exercised within three months after the date the Grantee ceases to be such an officer, employee or director (but in no event after expiration of the original term of the Nonqualified Option); provided that if the Grantee ceases to be such an officer, employee or director by reason of the Grantee's death, the three-month period shall instead be a one-year period.

            (vi) RESTRICTED STOCK. At the time the Nonqualified Option is granted, the Committee may determine that the Shares subject to the Option shall, upon issuance, be restricted as to transferability or be subject to repurchase by the Company upon occurrence of certain events determined by the Committee, in its discretion, and specified in the Nonqualified Option Agreement.

            (vii) DESIGNATION AS NONQUALIFIED STOCK OPTION. A provision identifying the Nonqualified Option as a stock option not intended to qualify as an incentive stock option under Section 422A of the Code.

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      (d) RESTRICTED SHARES. Restricted Shares granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by a written Restricted Shares Agreement, in form approved by the Committee, which shall be dated as of the date on which the Restricted Shares are granted, signed by an officer of the Company authorized by the Committee, and signed by the Grantee. The date on which the Committee approves the granting of Restricted Shares shall be deemed the date on which the Restricted Shares are granted. At the time of an award of Restricted Shares, the Committee shall establish a period of time with respect to such Restricted Shares (the "Restricted Period") during which or at the expiration of which such Restricted Shares shall vest in the Grantee. The Restricted Shares Agreement shall be consistent with the Plan and shall include, without limitation, the following provisions:

            (i) PURCHASE PRICE. The purchase price, if any, of the Restricted Shares shall be any price so determined by the Committee.

            (ii) SHAREHOLDER RIGHTS. Grantees of Restricted Shares under the Plan shall generally have all rights of shareholders with respect to such Shares from the date of their award including, without limitation, the right to receive dividends with respect to such Shares and the right to vote such Shares but subject, however, to those restrictions placed on such Shares pursuant to this Plan and as specified by the Committee in the Restricted Shares Agreement. If the Grantee's Continuous Service (as hereinafter defined) terminates prior to the date the Restricted Shares (or any portion thereof) vest, then those unvested Restricted Shares shall be forfeited and returned to the Company, subject to the provisions of
      Section 5(d)(iii) or Section 14, below.

            (iii) TRANSFERABILITY. During any applicable Restricted Period, the Restricted Shares shall not be transferable by the Grantee other than by will or the laws of descent and distribution. If a Grantee ceases to maintain Continuous Service (as hereinafter defined) by reason of the Grantee's death or total or partial disability, then the restrictions with respect to a ratable portion of the Restricted Shares shall lapse and such Shares shall be free of restrictions and shall not be forfeited unless the Committee has specified to the contrary in the Restricted Shares Agreement. Such ratable portion shall be determined with respect to each separate award of Restricted Shares and shall be equal to (i) the number of Restricted Shares awarded to the Grantee multiplied by the portion of the Restricted Period that had expired at the date of the Grantee's death or total or partial disability, reduced by (ii) the number of Restricted Shares awarded with respect to which the restrictions had lapsed as of the date of the death or total or partial disability of the Grantee. For purposes of the Plan, "Continuous Service" shall mean the absence of any interruption or termination of service as an employee of the Company or a subsidiary of the Company or as a director of a subsidiary of the Company. At the time the Restricted Shares are awarded, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company upon occurrence of certain events determined by the Committee, in its discretion, and specified in the Restricted Shares Agreement.

SECTION 6. CHANGE IN CAPITAL STRUCTURE.

      In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Restricted Shares awarded and the number of Shares and the option price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Grantee's proportionate interest in the Company shall remain the same as before the change and, with respect to outstanding Options, without any change in the total option price applicable to the unexercised portion of such Options.

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      In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of Shares deliverable, and the option prices payable, upon subsequent exercise of any then-outstanding Options.

      The Committee's determination of the adjustments appropriate to be made under this Section 6 shall be conclusive upon all Grantees and other participants under the Plan. Notwithstanding anything in this Section 6 to the contrary, any adjustment made under this Section 6 with respect to Incentive Options shall be made in a manner that will not constitute a "modification" within the meaning defined in Section 425 of the Code.

SECTION 7. DELIVERY AND REGISTRATION OF STOCK.

      The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other applicable federal or state securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. Each certificate for Shares issued pursuant to the Plan shall be registered in the name of the Grantee, shall bear appropriate legend(s) with respect to the restrictions upon such Shares and shall, with respect to Restricted Shares, be deposited by the Grantee together with a stock power endorsed in blank with the Company until such time as all of such Restricted Shares have vested in the Grantee thereof.

SECTION 8. EFFECT OF CHANGE IN CONTROL.

      If the Continuous Service of a Grantee is involuntarily terminated, for whatever reason, at any time within 18 months after a Change in Control (as hereinafter defined) then, unless with respect to a Grantee the Committee shall have otherwise provided in the agreement pursuant to which an award under the Plan was made to such Grantee, all Shares awarded as Restricted Shares shall thereupon become fully vested in such Grantee to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Company or approved by the Company's Board of Directors) is commenced, or if the event specified in clause (iii) of the definition of a Change in Control shall occur and shall not have been approved by the Company's Board of Directors, unless with respect to a Grantee the Committee shall have otherwise provided in the agreement evidencing the grant of an Option to such Grantee, all Options theretofore granted and not fully exercisable shall (except as otherwise provided in Section 5(b)) thereupon become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, that no Option shall be exercisable by an officer of the Company within six months of the date of grant of such Option and no Option which has previously been exercised or otherwise terminated shall become exercisable. "Change in Control" means each of the events specified in the following clauses (i) through (iii): (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 shall, after the date of the adoption of the Plan by the Board, first become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who shall

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cease to constitute a majority of the Board of Directors of the Company or (iii)
the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company; provided, however, that the occurrence of any of such events shall not be deemed a Change in Control if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by the Company's Board of Directors.

SECTION 9. TERMINATION FOR CAUSE.

      Notwithstanding any provision to the contrary in the Plan or in any agreement in respect of an award under the Plan, upon the discharge for cause of any Grantee, all unexercised Options awarded to such Grantee shall lapse.

SECTION 10. WITHHOLDING TAX.

      The Company shall have the right to require the Grantee of Restricted Shares or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of such Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

      The Company shall also have the right to require a Grantee who is entitled to receive Shares pursuant to the exercise of an Option to pay to the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

SECTION 11. LOANS.

      (a) The Company may make loans to a Grantee in connection with Restricted Shares, or in connection with the exercise of Options, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Committee shall impose from time to time.

      (b) No loan made under the Plan shall exceed:

            (1) With respect to Options, the sum of (i) the aggregate option price payable upon exercise of the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Grantee.

            (2) With respect to Restricted Shares, the amount of the reasonably estimated income taxes payable by the Grantee.

In no event may any such loan exceed the market value of the Shares in respect of which the loan is made at the time of the loan. Loans under the Plan may be satisfied by the Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in Shares.

SECTION 12. NO ENLARGEMENT OF EMPLOYMENT RIGHTS.

      The award of Shares under the Plan to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such

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subsidiary and shall not restrict or interfere in any way with the right of his employer to terminate his employment, with or without cause, at any time. The award of Shares under the Plan to a director of a subsidiary of the Company shall not confer any right to such director to continue as a director of a subsidiary of the Company and shall not restrict or interfere in any way with the right of the shareholder of such Company to terminate such directorship, with or without cause, at any time.

SECTION 13. RIGHTS AS SHAREHOLDER.

      No Grantee or his executor or administrator shall have any rights of a shareholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

SECTION 14. ACCELERATION OF RIGHTS.

      The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable and to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Options or of Restricted Shares.

SECTION 15. DEFINITION OF SUBSIDIARY.

      The term "subsidiary corporation" when used in the Plan or any stock option agreement made pursuant to the Plan means a subsidiary corporation as defined in Section 425 of the Code.

SECTION 16. AMENDMENT OR TERMINATION OF PLAN.

      The Board may amend or terminate the Plan at any time, but: (a) no such amendment or termination shall affect the rights of a Grantee with respect to a prior award under the Plan without the consent of the Grantee, and (b) no such amendment shall be made without the approval of the shareholders of the Company whenever such approval would be required with respect to Incentive Options to preserve the status of the Plan as an incentive stock option plan And the qualification of any Options as incentive stock options under Section 422A of the Code, including (i) an increase in the maximum number of shares that may be subject to Incentive Options (unless necessary to effect the adjustments required under Section 6), (ii) an increase in the benefits to any Grantee under the Plan or (iii) a modification in the requirements for eligibility under the Plan.

SECTION 17. GOVERNMENT REGULATIONS.

      Notwithstanding any provisions of the Plan or any agreement made pursuant to the Plan, the Company's obligations under the Plan and such agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

SECTION 18. GOVERNING LAW.

      The Plan shall be construed and governed by the laws of the State of Ohio. With respect to Incentive Options, the intention of the Plan is to qualify such Incentive Options as issued pursuant to an incentive stock option plan under
Section 422A of the Code, and the Plan and any Incentive Option Agreements shall be construed consistently with that intention to the extent possible.

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SECTION 19. GENDERS AND NUMBERS.

      When permitted by the context, each pronoun used in the Plan includes the same pronoun in other genders and numbers.

SECTION 20. CAPTIONS.

      The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

SECTION 21. EFFECTIVE DATE.

      The Plan shall be effective July 10, 1987. The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the Plan has been adopted. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the Plan has been adopted, the Plan and all Incentive Options granted under the Plan shall become null and void and have no further force or effect.

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                 FIRST AMENDMENT TO CARDINAL DISTRIBUTION, INC.
                              STOCK INCENTIVE PLAN

      The Cardinal Distribution, Inc. Stock Incentive Plan (the "Plan") is hereby amended by deleting in its entirety Section 3 of the Plan and substituting in its place a new Section 3 as follows:

SECTION 3. SHARES SUBJECT TO PLAN.

      The maximum aggregate number of Common Shares, without par value, of the Company (the "Shares") with respect to which awards may be made under the Plan shall be 750,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If any Shares awarded under the Plan are forfeited or an option for Shares granted under the Plan expires or terminates such forfeited Shares and the Shares subject to such expired or terminated option shall again be available to be awarded under the Plan. The aggregate number of Shares shall be subject to adjustment under Section 6.

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                 SECOND AMENDMENT TO CARDINAL DISTRIBUTION, INC.
                              STOCK INCENTIVE PLAN

      The Cardinal Distribution, Inc. Stock Incentive Plan (the "Plan") is hereby amended effective as of May 19, 1993 by deleting in its entirety Section 3 of the Plan and substituting in its place a new Section 3 as follows:

SECTION 3. SHARES SUBJECT TO PLAN.

      The maximum aggregate number of Common Shares, without par value, of the Company (the "Shares") with respect to which awards may be made under the plan shall be 2,500,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If any Shares awarded under the Plan are forfeited or an option for Shares granted under the Plan expires or terminates such forfeited Shares and the Shares subject to such expired or terminated option shall again be available to be awarded under the Plan. The aggregate number of Shares shall be subject to adjustment under Section 6.

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

                               THIRD AMENDMENT TO
                           CARDINAL DISTRIBUTION, INC.
                        STOCK INCENTIVE PLAN, AS AMENDED

      This Third Amendment (this "Amendment") to the Cardinal Distribution, Inc. Stock Incentive Plan, as amended (the "Plan"), is made as of December 8, 2004 pursuant to resolutions of the Board of Directors of Cardinal Health, Inc., an Ohio corporation, adopted during a meeting held on December 8, 2004. This Amendment shall be applicable to all awards granted under the Plan prior to the date of this Amendment.

      1. Section 5(b)(iv) of the Plan is hereby deleted in its entirety and in replacement thereof shall be the following:

            (iv) METHOD OF EXERCISE. Incentive Options may be exercised in whole or in part by giving notice, in the form and manner prescribed by the Committee, of exercise to the Company, specifying the number of Shares to be purchased. Payment for exercise of an Incentive Option may be made (i) in cash, (ii) by delivery of Shares already owned by the Grantee having a total fair market value on the date of such delivery equal to the option exercise price, (iii) by attestation of ownership of such already-owned Shares, (iv) by delivery of cash on the extension of credit by a broker-dealer to whom the Grantee has submitted a notice of exercise or an irrevocable election to effect such extension of credit, or (v) by any combination of the foregoing. No Shares shall be transferred until full payment therefor has been made.

      2. Section 5(c)(iv) of the Plan is hereby deleted in its entirety and in replacement thereof shall be the following:

            (iv) METHOD OF EXERCISE. Nonqualified Options may be exercised in whole or in part by giving notice, in the form and manner prescribed by the Committee, of exercise to the Company, specifying the number of Shares to be purchased. Payment for exercise of a Nonqualified Option may be made
      (i) in cash, (ii) by delivery of Shares already owned by the Grantee having a total fair market value on the date of such delivery equal to the option exercise price, (iii) by attestation of ownership of such already-owned Shares, (iv) by delivery of cash on the extension of credit by a broker-dealer to whom the Grantee has submitted a notice of exercise or an irrevocable election to effect such extension of credit, or (v) by any combination of the foregoing. No Shares shall be transferred until full payment therefor has been made.

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